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                                                                       CONFORMED
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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report: November 19, 2001
(Date of earliest event reported)                  Commission File No. 333-27341

                           TELEX COMMUNICATIONS, INC.
             (Exact name of Registrant as specified in its charter)

             DELAWARE                                38-1853300
             --------                                ----------
    (State or other jurisdiction of                (I.R.S. Employer
      incorporation or organization)               Identification No.)

            12000 PORTLAND AVENUE SOUTH, BURNSVILLE, MINNESOTA 55337
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


       Registrant's telephone number, including area code: (952) 884-4051



                         THIS DOCUMENT CONTAINS 3 PAGES.

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ITEM 5.         OTHER EVENTS


                AS PREVIOUSLY DISCLOSED IN OUR FORM 12B-25 FILED ON NOVEMBER 15, 2001, THE COMPANY WAS NOT IN COMPLIANCE WITH CERTAIN COVENANTS RELATED TO ITS SENIOR SECURED CREDIT FACILITY, ITS SENIOR SECURED NOTES AND ITS SENIOR SUBORDINATED NOTES AT SEPTEMBER 30, 2001. THE COMPANY IS IN THE PROCESS OF SEEKING FROM THE LENDERS A WAIVER OF SUCH DEFAULTS AND CONSENT TO RESTRUCTURING ITS DEBT AS PREVIOUSLY DISCLOSED IN THE COMPANY'S FORM 8-K FILINGS OF SEPTEMBER 14, OCTOBER 15, OCTOBER 24, OCTOBER 26 AND NOVEMBER 8, 2001.

                WE HAVE DISCUSSED WITH OUR LENDERS UNDER OUR SENIOR SECURED CREDIT FACILITY, THE HOLDERS OF OUR SENIOR SECURED NOTES AND THE HOLDERS OF OUR SENIOR SUBORDINATED NOTES THE PRINCIPAL TERMS OF A CONSENSUAL RESTRUCTURING OF OUR OUTSTANDING DEBT OBLIGATIONS AND CAPITAL STRUCTURE. WE HAVE MADE SUBSTANTIAL PROGRESS IN THESE NEGOTIATIONS AND BELIEVE WE WILL BE ABLE TO REACH AN AGREEMENT WITH THESE LENDERS AND TO CLOSE THE RESTRUCTURING WITHIN THE NEXT FEW DAYS, ALTHOUGH THERE CAN BE NO ASSURANCE THAT WE WILL BE SUCCESSFUL IN DOING SO. IN THE EVENT THAT WE ARE UNABLE TO CLOSE THE RESTRUCTURING WITHIN THE NEXT FEW DAYS, WE WILL CONSIDER ALL OF OUR ALTERNATIVES.

                BECAUSE WE HAVE NOT CURED THE DEFAULT UNDER OUR SENIOR SECURED CREDIT FACILITY, OUR SENIOR SECURED NOTES AND OUR SENIOR SUBORDINATED NOTES, AND WAIVERS OF SUCH DEFAULTS WILL NOT BE OBTAINED UNTIL AND SIMULTANEOUSLY WITH THE CLOSING OF THE RESTRUCTURING, WE HAVE BEEN UNABLE TO COMPLETE OUR FINAL UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS FOR THE QUARTER ENDED SEPTEMBER 30, 2001. THE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS REFERENCED IN ITEM 7 WERE PRELIMINARY AND INCLUDED THE CLASSIFICATION OF LONG-TERM DEBT IN ACCORDANCE WITH THE TERMS OF THE ORIGINAL DEBT AGREEMENTS. THESE UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS DO NOT INCLUDE ADJUSTMENTS, IF ANY, THAT MAY ARISE FROM THE DISCUSSIONS DESCRIBED IN THE PREVIOUS PARAGRAPH. ONCE THE ISSUES CONCERNING OUR LONG-TERM DEBT ARE RESOLVED, WE WILL BE ABLE TO PREPARE FINAL UNAUDITED FINANCIAL STATEMENTS THAT PROPERLY REFLECT SUCH RESOLUTION. AT THAT TIME WE WILL FILE OUR REPORT ON FORM 10-Q FOR THE QUARTER ENDED SEPTEMBER 30, 2001.


ITEM 7.         FINANCIAL STATEMENTS AND EXHIBITS

                c.  EXHIBITS.

                99. THE FOLLOWING UNAUDITED FINANCIAL STATEMENTS WERE FILED AS
                    PART OF EXHIBIT 99.2 OF THE COMPANY'S REPORT ON FORM 8-K, DATED OCTOBER 24, 2001, FILED ON OCTOBER 26, 2001, AND ARE INCORPORATED HEREIN BY REFERENCE:

                a. UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS AS OF SEPTEMBER 30, 2001 AND DECEMBER 31, 2000
                b. UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS FOR THE THREE AND NINE MONTH PERIODS ENDED SEPTEMBER 30, 2001 AND 2000
                c. UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS FOR THE NINE MONTH PERIODS ENDED SEPTEMBER 30, 2001 AND 2000





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SIGNATURES


PURSUANT TO THE REQUIREMENTS OF THE SECURITIES EXCHANGE ACT OF 1934, THE REGISTRANT HAS DULY CAUSED THIS REPORT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED THEREUNTO DULY AUTHORIZED.


                                     TELEX COMMUNICATIONS, INC.



Dated:  November 19, 2001            By:  /s/ Ned C. Jackson
                                     -----------------------
                                     Ned C. Jackson
                                     President and Chief Executive Officer




Dated:  November 19, 2001            By:  /s/ Richard J. Pearson
                                     ---------------------------
                                     Richard J. Pearson
                                     Vice President and Chief Financial Officer




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